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                                                                 Exhibit 10.81

                               INDEMNITY AGREEMENT



         THIS INDEMNITY AGREEMENT (the "Agreement"), made and entered into this 3rd day of October 2000 by and between INFORMIX CORPORATION, a Delaware corporation (the "Company"), and the undersigned of the Company (the "Indemnitee").

                                   WITNESSETH:

         WHEREAS, competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations because of increased exposure to litigation costs and risks and because the exposure frequently bears no reasonable relationship to their compensation;

         WHEREAS, litigation against an officer or director often involves the knowledge, motive and intent of the officer or director and the long period of time between the events giving rise to the litigation and its final disposition often extends beyond the time the officer or director can reasonably recall such matters, the retirement of the officer or director, or the death of the officer or director, with the result that he or, in the event of his death, his heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director or officer from serving in that position;

         WHEREAS, the Board of Directors of the Company has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify the officers and directors of the Company and of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company and its subsidiaries;

         WHEREAS, Section 145 of the General Corporation Law of Delaware ("Section 145") empowers the Company to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises;

         WHEREAS, the shareholder of the Company have adopted or will adopt by-laws (the "By-laws") providing for the indemnification of the officers, directors, employees and agents of the Company;

         WHEREAS, such By-laws and Section 145 specifically provide that they are not exclusive and contemplate that contracts may be entered into between the Company and the directors and officers with respect to indemnification of such directors and officers;

         WHEREAS, the Company desires and has requested the Indemnitee to serve or continue to serve as a director and/or officer of the Company and/or one or more subsidiaries of the Company; and

         WHEREAS, the Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company as a director and/or officer, provided that he is furnished the indemnity provided for herein.

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises contained herein, the parties hereto hereby agree as follows:


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1. DEFINITIONS. When used herein.

                           (a) "Agent" shall mean any person who is or was a
                  director, officer, employee or other agent of the Company or a Subsidiary, as hereinafter defined: or is or was serving in a fiduciary capacity within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in connection with an employee benefit plan, as that term is defined by ERISA, which is sponsored by the Company or any of its Subsidiaries; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a Subsidiary as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a Subsidiary, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

                           (b) "D&O Insurance" shall mean directors' and
                  officers' liability insurance.

                           (c) "Expenses" shall include all direct and indirect
                  costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by the Indemnitee for which he is not otherwise compensated by the Company or any third party) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a Proceeding, as hereinafter defined, or establishing or enforcing a right to indemnification under this Agreement, Section 145 or otherwise; provided, however, that unless otherwise expressly provided below. Expenses shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a Preceding.

                           (d) "Proceeding" shall mean any threatened, pending,
                  or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative, appellate, or any other type whatsoever.

                           (e) "Subsidiary" shall mean any corporation of which
                  more than fifty percent (50%) of the outstanding voting securities is owned directly or indirectly by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

2. AGREEMENT TO SERVE. The Indemnitee agrees to serve and/or continue to serve as an Agent, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the by-laws of the Company or any Subsidiary or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment and/or service as a director by Indemnitee.

3. MAINTENANCE OF LIABILITY INSURANCE.

                           (a) The Company hereby covenants and agrees that, so
                  long as the Indemnitee shall continue to serve as an Agent and thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee was an Agent, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect D&O Insurance in reasonable amounts from established and reputable insurers.

                           (b) In all policies of D&O Insurance, the Indemnitee
                  shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director, or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer.


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                           (c) Notwithstanding the foregoing, the Company shall
                  have no obligation to obtain or maintain D&O insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance, or the Indemnitee is covered by similar insurance maintained by a Subsidiary.

4.       MANDATORY INDEMNIFICATION

                           (a) To the fullest extent not prohibited by Section
                  145 as in effect on the date of this Agreement and as may hereafter be amended, or any other statutory provision permitting or authorizing such indemnification which is adopted subsequent to the execution of this Agreement (but only to the extent that any such amendment or other provision permits the Company to provide broader indemnification rights than Section 145 permits prior to any such amendment or the adoption of any such provision), the Company shall indemnify and hold harmless the Indemnitee if the Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding (including, without limitation, an action by or in the right of the Company) by reason of the fact that he is or was an Agent, or by reason of anything done or not done by him in any such capacity, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such Proceeding.

                           (b) In addition to the indemnity provided by Section
                  4(a) hereof, the Company shall, subject to Section 6, 7, 8 and 10 hereof, indemnify and hold harmless the Indemnitee if the Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding (including, without limitation, an action by or in the right of the Company) by reason of the fact that he is or was an Agent, or by reason of anything done or not done by him in any such capacity, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such Proceeding.

                           (c) Notwithstanding the foregoing, the Company shall
                  not be obligated to indemnify the Indemnitee for Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by D&O Insurance.

5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a Proceeding but not entitled, however, to indemnification for all of the total amount thereof, the Company shall indemnify the Indemnitee for such portion thereof to which the Indemnitee is entitled.

6. MANDATORY ADVANCEMENT OF EXPENSES. Subject to Section 10(a) below, the Company shall advance all Expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal or any Proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an Agent. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined pursuant to Section 8 hereof that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.


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7. NOTICE AND OTHER INDEMNIFICATION PROCEDURES.

                           (a) Promptly after receipt by the Indemnitee of
                  notice of the commencement of or the threat of commencement of any Proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

                           (b) If, at the time of the receipt of a notice of the
                  commencement of a Proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

                           (c) In the event the Company shall be obligated to
                  pay the Expenses of any Proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and subject to the reasonable approval of the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such Proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, or (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit, or proceeding by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) B above.

8. DETERMINATION OF RIGHT TO INDEMNIFICATION.

                           (a) To the extent the Indemnitee has been successful
                  on the merits or otherwise in defense of any Proceeding referred to in Section 4(a) or 4(b) of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against Expenses actually and reasonably incurred by him in connection with the investigation, defense, or appeal of such Proceeding.

                           (b) In the event that Section 8(a) is inapplicable,
                  the Company shall also indemnify the Indemnitee unless, and only to the extent that, the Company shall prove by clear and convincing evidence to a forum listed in Section 8(c) below that indemnification is not required pursuant to Sections 4 and 10 hereof.

                           (c) The Indemnitee shall be entitled to select the
                  forum in which the validity of the Company's claim under
                  Section 8(b) hereof that the Indemnitee is not entitled to indemnification will be heard from among the following:

                                    (1) A quorum of the Board consisting of
                           directors who are not parties to the proceeding for which indemnification is being sought;

                                    (2)     The stockholders of the Company;


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                                    (3) Legal counsel selected by the
                           Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

                                    (4) A panel of three (3) arbitrators, one
                           (1) of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two (2) arbitrators so selected.

                           (d) As soon as practicable, and in no event later
                  than thirty (30) days after written notice of the Indemnitee's choice of forum pursuant to Section 8(c) above, there shall be submitted to such forum as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

                           (e) Notwithstanding a determination by any forum
                  listed in Section 8(c) hereof that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, the Indemnitee shall have the right, subject to the provisions of
                  Section 18 hereof, to apply to the Court of Chancery of Delaware, the court in which that Proceeding is or was pending, or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement.

                           (f) Notwithstanding any other provision in this
                  Agreement to the contrary, the Company shall indemnify the Indemnitee against all Expenses incurred by the Indemnitee in connection with any hearing or Proceeding under this Section 8 involving the Indemnitee and against all Expenses incurred by the Indemnitee in connection with any other Proceeding between the Company and the Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that each of the claims and/or defenses of the Indemnitee in any such Proceeding was frivolous or made in bad faith.

9. SHARE RATIFICATION. Unless this Agreement in substantially the form set forth herein has been approved by the shareholders of the Company, this Agreement shall be expressly subject to ratification by such stockholders. If this Agreement in substantially the form set forth herein is not so ratified and/or approved by such stockholders within one (1) year after the effective date hereof, this Agreement shall be void.

10. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                           (a) To indemnify or advance Expenses to the
                  Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

                           (b) To indemnify the Indemnitee for any Expenses
                  incurred by the Indemnitee with respect to any Proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

                           (c) To indemnify the Indemnitee under this Agreement
                  for any amounts paid in settlement of a Proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld; or


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                           (d) on account of any Proceeding in which judgment is
                  rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended; or

                           (e) on account of Indemnitee's conduct which is
                  finally adjudged by a court to have been knowingly fraudulent, deliberately dishonest or willful misconduct; or

                           (f) if a final adjudication by a court having
                  jurisdiction in the matter shall determine that such indemnification is not lawful.

11. NON-EXCLUSIVITY. The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's certificate of incorporation or By-laws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an Agent, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an Agent and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee or his estate.

12. INTERPRETATION OF AGREEMENT. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

13. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 12 hereof.

14. MODIFICATION AND WAIVER. No waiver, supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

15. SUCCESSORS AND ASSIGNS. The terms of this agreement shall bind, and shall inure to the benefit of, the successors and assigns of the Company and the successors, assigns, heirs, executors and administrators of the Indemnitee or his estate.

16. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as follows:

         to the Company:               Informix Corporation
                                       4100 Bohannon Drive
                                       Menlo Park, California 94025
                                       Attn:  Gary Lloyd
                                            Vice President, Legal,
                                            General Counsel and Secretary


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         to the Indemnitee:            James Robert Arnold, Jr.

                                       ------------------------------
                                       ------------------------------

or subsequently modified by written notice given in accordance with this section.

17. GOVERNING LAW. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

18. CONSENT TO JURISDICTION. Subject to Indemnitee's right to select a nonjudicial forum under Section 8(c) hereof, the Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written,

INFORMIX CORPORATION
a Delaware Corporation

"COMPANY"



By:      /s/ Gary Lloyd
   -----------------------------------
         Gary Lloyd
         Vice President, Legal,
         General Counsel and Secretary





"INDEMNITEE"

/s/ James Robert Arnold, Jr.
------------------------------------------
Signature

James Robert Arnold, Jr.
------------------------------------------
Printed Name

Vice President and Chief Financial Officer
------------------------------------------
Printed Title



Approved by stockholders on February 8, 1988.

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